UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2022

ContextLogic Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39775	27-2930953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Sansome Street 33rd Floor

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(415) 432-7323

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	WISH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 28, 2022, ContextLogic Inc. (the “Company”) received written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the bid price for the Company’s Class A common stock (the “Common Stock”) has closed below the $1.00 per share minimum bid price requirement for continued inclusion on the Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). The Notice has no immediate effect on the listing of the Common Stock, which continues to trade on the Nasdaq Global Select Market under the symbol “WISH”.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until April 26, 2023, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Company’s Common Stock must be at least $1.00 per share for a minimum of 10 consecutive business days during the 180-day period or prior to April 26, 2023.

If the Company does not regain compliance by April 26, 2023, the Company may qualify for an additional 180 calendar day compliance period if the Company transfers the listing of its Common Stock to the Nasdaq Capital Market and meets certain requirements. If the Company does not qualify for, or fails to regain, compliance during the second compliance period, then Nasdaq will notify the Company of its determination to delist its Common Stock, at which point the Company may appeal Nasdaq’s delisting determination to a Nasdaq Listing Qualifications Hearings Panel.

The Company intends to actively monitor the closing bid price of its Common Stock and will consider all available options to regain compliance with the Minimum Bid Price Requirement, which may include seeking stockholder approval to effect a reverse stock split. There can be no assurance that the Company will regain compliance within the Minimum Bid Price Requirement during the 180-day compliance period, secure a second 180-day period to regain compliance, or maintain compliance with the other Nasdaq listing requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2022

ContextLogic Inc.

By:	/s/ Vivian Liu
Vivian Liu
Chief Financial Officer Principal Financial Officer